EXHIBIT NUMBER 10.42

                          AMENDMENT TO ACCOUNT PURCHASE
                        AND CREDIT CARD PROGRAM AGREEMENT

       AMENDMENT, made and entered into as of July 8, 1997 by and among LEVITZ FURNITURE CORPORATION, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., LEVITZ SHOPPING SERVICE, INC., JOHN M. SMYTH COMPANY (collectively, "Levitz") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital").

                                   WITNESSETH:

       WHEREAS, Levitz and GE Capital are parties to an Account Purchase and Credit Card Program Agreement dated as of May 2, 1994, said Agreement being an amendment and restatement of the Account Purchase Agreement dated as of October 31, 1987 as amended and restated (the "Agreement"); and

       WHEREAS, Levitz has requested that GE Capital agree to certain modifications to the Agreement for purposes of assisting Levitz in satisfying certain financial reporting requirements of Statement of Financial Accounting Standards ("SFAS") No. 125 and SFAS No. 77.

       NOW THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereto hereby agree as follows:

       1. Capitalized terms used herein which are not otherwise defined shall have the same meaning as in the Agreement.

       2. The renegotiation period referred to in Section 12.1(b) of the Agreement, shall be deemed to end on August 16, 1997.

       3. The first sentence of Section 12.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

       "Except as provided in the following sentence, upon any termination hereof, Parent shall purchase all Accounts and Indebtedness owned by GE Capital for an amount equal to the "Purchase Price" as defined below. Notwithstanding the foregoing, upon any termination of this Agreement under Section 12.1 hereof, Parent shall, if (and only if) requested in writing by GE Capital, purchase all Accounts and Indebtedness owned by GE Capital (other than Indebtedness incurred prior to January 1, 1997) for an amount equal to the Purchase Price, provided that GE Capital may not require Parent to consummate the purchase of such Accounts prior to the last billing date in October 1999, and provided further that GE Capital may not request Parent to purchase the Accounts and Indebtedness after the last billing date in October 2000. In order to determine the amount of Indedtedness incurred prior to January 1, 1997 (the "Prior Indebtedness") that remains outstanding at any point in time for the purposes of calculating the amount of Indebtedness that GE Capital does not have the right to require Parent to purchase pursuant to the preceding sentence (and for no other purpose): (a) the amount of the Prior indebtedness as of December 31, 1996 was $750,991,264; (b) the number of Accounts as of December 31, 1996 related to the Prior Indebtedness was 631,917 (the "Applicable Accounts"); and (c) all payments and write-offs with respect to the Applicable Accounts shall be applied first to the Prior Indebtedness, notwithstanding that (x) the Applicable Accounts may

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       also have Indebtedness incurred on or after January 1, 1997 and (b) the
       Account Debtor may have directed that payments be otherwise applied.

       4. A new Section 12.6 shall be added to the Agreement as follows:

       "Upon any termination of this Agreement, if Parent fails to purchase all of the Accounts and Indebtedness from GE Capital under circumstances in which Parent is obligated to purchase such Accounts and Indebtedness pursuant to this Agreement, GE Capital shall have the right, in addition to and retaining all other rights it may have under the terms of this Agreement or applicable law, (i) to liquidate such Accounts and Indebtedness in any such lawful manner which may be expeditious or economically advantageous to GE Capital, (ii) to issue a replacement or substitute credit card, or (iii) to sell such Accounts and Indebtedness to any Person not a party to this Agreement. Parent and each Operating Subsidiary expressly agrees to cooperate with GE Capital and take any action reasonably necessary to effectuate any such liquidation or replacement or substitute credit card issuance in an orderly manner, including, without limitation, accepting any substitute credit cards following the effective date of termination and/or taking any other action as may reasonably require to encourage use of acceptance of such replacement or substitute credit cards."

       5. Except as specifically provided herein, the terms and conditions of the Agreement shall continue in full force and effect and shall be fully binding on the parties hereto. Without limiting the generality of the foregoing, the provisions of this Amendment shall only relate to the rights of the parties regarding purchase of the Accounts and Indebtedness after termination of the Agreement and shall not alter, limit or restrict any of GE Capital's rights to terminate the Agreement in accordance with its terms, including, without limitation, pursuant to the provisions of Article XIII thereof. Upon the execution of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Agreement as amended hereby. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

       6. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

       IN WITNESS WHEREOF, Levitz and GE Capital have executed this Agreement as of the date first set forth above.

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                      GENERAL ELECTRIC CAPITAL CORPORATION

                                            By:  /s/  DANIEL PORTER
                                            ------------------------------------
                                            Title:    Senior Vice President And
                                                      General Manager

                                            LEVITZ FURNITURE CORPORATION

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

                                            LEVITZ FURNITURE COMPANY OF THE
                                            MIDWEST, INC.

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

                                            LEVITZ FURNITURE COMPANY OF THE
                                            PACIFIC, INC.

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

                                            LEVITZ FURNITURE COMPANY OF
                                            WASHINGTON, INC.

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

                                            LEVITZ SHOPPING SERVICE, INC.

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

                                            JOHN M. SMYTH COMPANY

                                            By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                            Title:    Vice President

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